                                                                   EXHIBIT 10.18

                         REGISTRATION RIGHTS AGREEMENT

                               TABLE OF CONTENTS


                                                                          PAGE
Section 1.General.........................................................   1
      1.1      Definitions................................................   1
Section 2.Registration....................................................   2
      2.1      Piggyback Registrations....................................   2
      2.2      Form S-3 Registration......................................   3
      2.3      Expenses of Registration...................................   4
      2.4      Obligations of the Company.................................   4
      2.5      Termination of Registration Rights.........................   5
      2.6      Delay of Registration; Furnishing Information..............   5
      2.7      Indemnification............................................   6
      2.8      "Market Stand-Off" Agreement...............................   8
      2.9      Amendment of Registration Rights...........................   8
      2.10     Rule 144 Reporting.........................................   8

Section 3.Miscellaneous...................................................   9
      3.1      Governing Law..............................................   9
      3.2      Assignment.................................................   9
      3.3      Entire Agreement...........................................   9
      3.4      Severability...............................................   9
      3.5      Amendment and Waiver.......................................   9
      3.6      Delays or Omissions........................................   9
      3.7      Notices....................................................   9
      3.8      Attorneys' Fees............................................  10
      3.9      Titles and Subtitles.......................................  10
      3.10     Counterparts...............................................  10
      3.11     Parties in Interest........................................  10

                                      i.

                         REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of May 30, 1997, by and among AWARD SOFTWARE INTERNATIONAL, INC., a California corporation (the "Company" or "Award"), and PIERRE A. NARATH, an individual and sole shareholder of Unicore Software, Inc. ("Narath").

                                   RECITALS

          A. Execution and delivery of this Agreement is made as a condition to closing a certain Agreement and Plan of Merger and Reorganization ("Merger Agreement") dated as of May 29, 1997 by and among Award, Award Acquisition Sub Corp., a Delaware corporation and a wholly owned subsidiary of Award ("Merger Sub"), Unicore Software, Inc., a Massachusetts corporation ("Unicore"), and Narath, an individual and sole shareholder of Unicore pursuant to which Unicore will merge with and into Merger Sub (the "Merger"). Upon consummation of the Merger, Unicore will cease to exist, and Merger Sub will be a wholly owned subsidiary of Award.

          B.   This Agreement is entered into as a condition to Merger
Agreement.

                                   AGREEMENT

          NOW, THEREFORE, the parties hereto, intending to be legally bound, mutually agree as follows:

SECTION 1.  GENERAL

     1.1 DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "HOLDER" means any person owning of record Registrable Securities.

          "REGISTER," "REGISTERED," AND "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

          "REGISTRABLE SECURITIES" means the Shares; provided, however, notwithstanding the foregoing, Registrable Securities shall not include any securities sold to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction, or securities eligible for resale pursuant to Rule 144(k).

                                       1.

          "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 2.1, 2.2 and 2.3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed Twenty-five Thousand Dollars ($25,000) of a single special counsel for the Holder, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

          "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale.

          "SHARES" shall mean shares of the Company's Common Stock issued to Narath, a Holder, pursuant to the Merger Agreement.

          "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          "SEC" OR "COMMISSION" means the Securities and Exchange Commission.

     SECTION 2.  REGISTRATION

     2.1 PIGGYBACK REGISTRATIONS. The Company shall notify the Holder of Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford the Holder an opportunity to include in such registration statement all of such Registrable Securities held by the Holder. The Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by the Holder. If the Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, the Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

          (A) UNDERWRITING. If the registration statement under which the Company gives notice under this Section 2.1 is for an underwritten offering, the Company shall so advise the Holder of Registrable Securities. In such event, the right of the Holder to be included in a registration pursuant to this
Section 2.1 shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to

                                       2.

the extent provided herein. The Holder shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to any shareholder of the Company (other than the Holder) possessing rights entitling such shareholder to have its shares of Common Stock registered on a pro rata basis; and third, to the Holder. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting.

          (B) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.1 prior to the effectiveness of such registration whether or not the Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.3 hereof.

     2.2 FORM S-3 REGISTRATION. In case the Company shall receive from the Holder a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by the Holder, the Company will:

          (A) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Holder's Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.2:

               (I) if Form S-3 (or any successor or similar form) is not available for such offering by the Holder, or

               (II) if the Holder, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000, or

               (III) if the Company shall furnish to the Holder a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholder for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred eighty (180) days after receipt of the request of the Holder under this Section 2.2: provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve
(12) month period, or

                                       3.

               (IV) if the Company has, within the twelve (12) month period preceding the date of such request, already effected one (1) registration on Form S-3 for the Holder pursuant to this Section 2.2, or

               (V) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

          (B) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request by the Holder. All such Registration Expenses incurred in connection with registrations requested pursuant to this Section 2.2 after the first registration shall be paid by the Holder.

     2.3 EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with the registration, qualification or compliance pursuant to any registration under Section 2.1 or the first registration under Section 2.2 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the Holder. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2, the request of which has been subsequently withdrawn by the Holder unless the withdrawal is based upon material adverse information concerning the Company of which the Holder was not aware at the time of such request.

     2.4 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (A) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all commercially reasonable efforts to cause such registration statement to become effective.

          (B) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and deliver a copy of such amendments and supplements to Holder as may be reasonably requested.

          (C) Furnish to the Holder such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities.

          (D) Use all commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder, provided that the Company

                                       4.

shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (E) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. The Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (F) Notify the Holder of Registrable Securities covered by such registration statement at any time when a prospectus (including any information incorporated therein by reference pursuant to Form S-3) relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (G) Furnish, at the request of the Holder participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective,
(i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to the Holder requesting registration, addressed to the underwriters, if any, and to the Holder requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to the Holder requesting registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holder requesting registration of Registrable Securities.

     2.5 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Section 2 shall terminate and be of no further force and effect five
(5) years after the date hereof.

     2.6  DELAY OF REGISTRATION; FURNISHING INFORMATION.

          (A) The Holder shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

          (B) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.1 or 2.2 that the Holder furnish to the Company such information regarding himself, the Registrable Securities held by him and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

                                       5.

          (C) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.1 or Section 2.2 if, due to the operation of subsection 2.6(b), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 2.2.

     2.7 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.1 or 2.2:

          (A) To the extent permitted by law, the Company will indemnify and hold harmless the Holder and legal counsel of the Holder, any underwriter (as defined in the Securities Act) for the Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse the Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling person of the Holder.
          (B) To the extent permitted by law, the Holder will, if Registrable Securities held by the Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers, and legal counsel and each person, if any, who controls the Company within the meaning of the Securities Act, and any underwriter, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the

                                       6.

extent) that the Violation occurs in reliance upon and in conformity with written information furnished by the Holder under an instrument duly executed by the Holder and stated to be specifically for use in connection with such registration; and the Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.7 exceed the proceeds from the offering received by the Holder.

          (C)  Promptly after receipt by an indemnified party under this Section
2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7.

          (D) If the indemnification provided for in this Section 2.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by the Holder hereunder exceed the proceeds from the offering received by the Holder.

                                       7.

          (E)  The obligations of the Company and the Holder under this Section
2.7 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     2.8 "MARKET STAND-OFF" AGREEMENT. If requested by the Company as the representative of the underwriters of Common Stock (or other securities) of the Company, the Holder shall not sell or otherwise transfer or dispose of any Shares of Common Stock (or other securities) of the Company held by the Holder (other than those included in the registration) for a period specified by the representative of the underwriters not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company shall enter into similar agreements.

     The obligations described in this Section 2.8 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

     2.9 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 2.9 shall be binding upon the Holder and the Company. By acceptance of any benefits under this Section 2, Holder of Registrable Securities hereby agree to be bound by the provisions hereunder.

     2.10 RULE 144 REPORTING. With a view to making available to the Holder the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

          (A) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

          (B) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act;

          (C) So long as the Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with

                                       8.

the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as the Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

SECTION 3.  MISCELLANEOUS.

     3.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

     3.2 ASSIGNMENT. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. Neither party hereto may assign any of its rights or delegate any of its obligations under this Agreement to any other person or entity without the prior written consent of the other party hereto.

     3.3 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Merger Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     3.4 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     3.5 AMENDMENT AND WAIVER. Except as otherwise expressly provided, this Agreement may be amended or modified, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only upon the written consent of the Company and the Holder.

     3.6 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to the Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on the Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to the Holder, shall be cumulative and not alternative.

     3.7 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent

                                       9.

by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

     3.8 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     3.9 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     3.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     3.11 PARTIES IN INTEREST. Nothing in this Agreement is intended to provide any rights or remedies to any person or entity other than the parties hereto.

                                      10.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date set forth in the first paragraph hereof.

                              AWARD SOFTWARE INTERNATIONAL, INC.

                              By:_________________________________
                                    Kevin J. Berry
                                    Chief Executive Officer

                              Address:   777 E. Middlefield Road
                                         Mountain View, CA  94043
                                         Telephone:  (415) 968-4433
                                         Fax:  (415) 968-0274
                                         Attn: President

                              _____________________________________
                              PIERRE A. NARATH

                              Address:   __________________________
                                         __________________________
                                         __________________________

                                         Telephone:  (___) ________
                                         Fax:  (___) ________

                                      11.